Derviative Financial Liabilities (Details) - Schedule of Fair Value of the Sponsor Earn-out Shares - $ / shares	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Schedule of Fair Value of the Sponsor Earn-out Shares [Abstract]
Stock price (USD) (in Dollars per share)	$ 8.94	$ 8
Expected volatility (%)	25.00%	27.50%
Risk free rate (%)	4.14%	3.98%
Expected term (in years)	4.71%	5.21%
Expected dividends (%) (in Dollars per share)	$ 0.45	$ 0.5